                                                                    EXHIBIT 10.2

                        CHANNELL COMMERCIAL CORPORATION

                           1996 INCENTIVE STOCK PLAN
                           -------------------------


     1.   Purpose.  The purpose of this 1996 Incentive Stock Plan (this "PLAN")
          -------
is to secure for the Company and its stockholders the benefits arising from stock ownership by key employees, directors and consultants as the Committee (as hereinafter defined) may from time to time determine.

     With respect to Stock Options (as hereinafter defined), the Plan will provide a means whereby key employees, directors and consultants of the Company may purchase shares of Common Stock, par value $.01 per share, of the Company ("COMMON STOCK") (i) pursuant to Stock Options that will qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), and (ii) pursuant to "non-incentive" or "non-qualified" Stock Options.

     2.   Administration.  The Plan shall be administered by the Board of
          --------------
Directors of the Company or, in the discretion of the Board, a Committee (in either case, the "COMMITTEE") consisting of two or more directors of the Company to whom administration of the Plan has been duly delegated. If the Committee is not the entire Board of Directors, the Committee shall be appointed by the Board of Directors of the Company. From and after such time as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), no director shall be appointed to or shall serve on the Committee who has been granted or awarded equity securities of the Company pursuant to the Plan or (except any such grant or award that does not disqualify such director as a "disinterested person" under Rule 16b-3 promulgated under the Exchange Act) any other plan of the Company or its affiliates during the period of one year prior to such appointment. Except as otherwise provided in the Company's Bylaws, any action of the Committee with respect to administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or by unanimous written consent of the Committee's members.

     Subject to the provisions of the Plan, the Committee shall have sole and final authority (i) to construe and interpret the Plan, (ii) to define the terms used herein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make awards of Restricted Shares and Stock Options hereunder, (v) to determine the individuals to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be subject to such awards, the vesting of such awards and the other terms of such awards, (vi) in the case of Stock Options, to determine whether such Stock Options shall be intended as "incentive stock options" or "non-incentive" or "non-qualified" Stock Options under Section 422 of the Code, and (vii) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and their legal representatives and beneficiaries.

     3.   Shares Subject to the Plan.  The shares to be allocated under this
          --------------------------
Plan shall consist of the Company's authorized but unissued Common Stock. Subject to adjustment as provided in Section 7 hereof, the aggregate number of shares of Common Stock that may be allocated to awards made to participants shall not exceed seven hundred and fifty thousand (750,000) of such shares. Shares of Common Stock issued pursuant to the Plan and subsequently reacquired by the Company shall be available for reissuance under the Plan, and shares of Common Stock that are subject to Stock Options that lapse or terminate without exercise shall be available to be subject to newly issued Stock Options under the Plan.

     4.   Eligibility and Participation.  All key employees, directors and
          -----------------------------
consultants (excluding Committee members to the extent provided in Section 2) of the Company shall be eligible for selection to participate in the Plan (each, a "PARTICIPANT").

     5.   Awards.  (a)  A Participant may receive one or more awards hereunder,
          ------
at any time and from time to time, as determined by the Committee. As determined by the Committee, awards may be in the form of (i) grants of restricted stock the vesting of which is subject to certain conditions to be determined by the Committee ("RESTRICTED SHARES"), (ii) options to purchase Common Stock ("STOCK OPTIONS"), or (iii) any combination of the foregoing. All awards of Restricted Shares shall be pursuant to, and shall be subject to the terms and restrictions provided in, a Restricted Stock Agreement substantially in the form attached to this Plan as Exhibit A or such alternative form
                                             -
(consistent with the terms of this Plan) as the Committee may choose from time to time; and all awards of Stock Options shall be pursuant to, and shall be subject to the terms and restrictions provided in, either (i) an Incentive Stock Option Agreement substantially in the form attached to this Plan as Exhibit B or
                                                                            -
such alternative form (consistent with the terms of this Plan) as the Committee may choose from time to time or (ii) a Nonqualified Stock Option Agreement substantially in the form attached to this Plan as Exhibit C or such alternative
                                                           -
form (consistent with the terms of this Plan) as the Committee may choose from time to time. Subject to the terms of this Plan, the Committee shall determine the exact terms and restrictions included in each of the foregoing agreements, as applicable, with respect to each award to a Participant.

     (b) In addition to awards that may be granted pursuant to paragraph 5(a) hereof, (a) on the closing date of the Company's initial public offering (the "IPO"), each non-management director (including non-executive officers who serve as directors) serving on the Board of Directors on such date shall receive 1,000 non-qualified Stock Options, and (b) on the date of each of the Company's annual stockholder meetings, each non-management director (including non-executive officers who serve as directors) serving on the Board of Directors immediately following such meeting shall receive 1,000 non-qualified Stock Options, which Stock Options issued pursuant to clause (a) and (b) shall (i) have an exercise price equal to the initial public offering price in the IPO in the case of clause (a) and the fair market value of the Common Stock on the date such options are granted in the case of clause (b), (ii) vest at a rate of 33-1/3% per year commencing on the first anniversary of the date of issuance and
(iii) have a term of ten years. For purposes hereof, "fair market value" of a share of Common Stock of the Company shall be determined for purposes of this Plan by reference to the closing price on the principal stock exchange on which such shares are then listed or, if such shares are not then listed on a stock exchange, by reference to the closing price (if approved for quotation on the NASDAQ National Market System) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through NASDAQ (or its successor in function), in each case as reported by The Wall Street Journal for the business day immediately preceding the date on which the option is exercised (or, if for any reason no such price is available, in such other manner as the Committee may deem appropriate to reflect the then fair market value thereof).

     6.   Provisions Applicable to Incentive Stock Options.  No Stock Option
          ------------------------------------------------
intended as an "incentive stock option" within the meaning of Section 422 of the Code shall be granted to any person who owns shares of the Company's or any of its parent or subsidiary corporation's outstanding Common Stock or such other capital stock as may hereinafter be issued by the Company or any of its parent or subsidiary corporations possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of such corporations, unless the purchase price of such Stock Option is at least one hundred ten percent (110%) of the per share fair market value of the Common Stock on the date the Stock Option is granted and such Stock Option by its terms is not exercisable after the expiration of five (5) years from the date such Stock Option is granted. In addition, no Stock Option intended as an "incentive stock option" shall be issued to any Participant with a purchase price of less than one hundred percent (100%) of the per share fair market value of the Common Stock on the date the Stock Option is granted or with a term of longer than ten (10) years from the date such Stock Option is granted.

     If a holder of an "incentive stock option" ceases to be employed by the Company or any subsidiary of the Company for any reason other than the option holder's death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the option holder's "incentive stock option" shall not be entitled to incentive treatment under the Code if exercised after more than three months after the date the option holder ceased to be an employee of one of such corporations (unless by its terms such Stock Option sooner expires). If a holder of an "incentive stock option" ceases to be employed by the Company or any subsidiary of the Company on account of death or permanent disability (within the meaning of Section 22(e)(3) of the Code), such Stock Option shall not be entitled to incentive treatment under the Code if exercised after one year after the date of such death or permanent disability unless by its terms it sooner expires. During such period after death, any vested unexercised portion of the Stock Option may be exercised by the person or persons to whom the option holder's rights under the Stock Option shall pass by will or the laws of descent and distribution.

     To the extent that the aggregate fair market value of Common Stock or other capital stock with respect to which "incentive stock options" are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Stock Options which are not "incentive stock options."

     7.   Adjustments.  If the outstanding shares of the Common Stock of the
          -----------
Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through:

          (i) a distribution or payment of a dividend on the Common stock in shares of Common Stock;

         (ii) subdivision or reclassification, in a stock split or similar transaction, of the outstanding shares of Common Stock into a greater number of shares;

        (iii) combination or reclassification of, in a reverse stock spilt or similar transaction, the outstanding shares of Common Stock into a smaller number of shares; or

         (iv) issuance of any shares of capital stock by reclassification of the Common Stock;

then an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares which may be awarded under this Plan.

     Adjustments under this paragraph 7 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

     8.   Amendment and Termination of Plan.  The Committee may at any time
          ---------------------------------
suspend or terminate the Plan. The Committee may also at any time amend or revise the terms of the Plan.

     Notwithstanding the foregoing, no amendment, suspension or termination of the Plan that would materially adversely affect any rights or obligations of any Participant under any Restricted Stock Agreement or Management Stock Option and Stockholders Agreement shall be effective as to such Participant unless there shall have been specific action of the Committee and consent of the Participant.

     9.   No Employment Rights.  The selection of any person to receive an award
          --------------------
under this Plan shall not give such person any right to be retained in the employment of the Company or any of its subsidiaries or any of their affiliates and the right and the power of the Company or any of its subsidiaries or any of their affiliates to discharge any such person shall not be affected by such award. No person shall have any right or claim whatever, directly, indirectly or by implication, to receive an award, nor any expectancy thereof, unless and until an award in fact shall have been made to such person by the Committee as provided herein. The award to any person hereunder at any time shall not create any right or implication that any other or further award may or shall be made at another time. Each award hereunder shall be separate and distinct from every other award and shall not be construed as a part of any continuing series of awards or compensation.

     10.  Plan Not Exclusive.  The Plan is not exclusive.  The Company may have
          ------------------
other plans, programs and arrangements for compensation or the issuance of shares or options. The Plan does not require that Participants hereunder be precluded from participation in such other plans, programs and arrangements.

     11.  Term.  The term of this Plan shall commence as of _______________ and
          ----
shall expire on the ninetieth (90th) day after the tenth (10th) anniversary of such date, unless earlier terminated.

Exhibit A =    Channell Commercial Corporation Restricted Stock Agreement

Exhibit B =    Channell Commercial Corporation Incentive Stock Option Agreement

Exhibit C =    Channell Commercial Corporation Nonqualified Stock Option
               Agreement

                                   EXHIBIT A
                        CHANNELL COMMERCIAL CORPORATION
                          RESTRICTED STOCK AGREEMENT


      THIS AGREEMENT is made as of _____________, 1996 between CHANNELL COMMERCIAL CORPORATION, a Delaware corporation (the "Company"), and ______________ ("Participant").


                                  WITNESSETH:


     WHEREAS, the Company has adopted the Channell Commercial Corporation 1996 Incentive Stock Plan (the "Plan"), which is incorporated into this Agreement by reference and made a part of it; and

     WHEREAS, the Company regards Participant as valuable to it, and has determined that it would be to the advantage and interest of the Company and its stockholders to grant the Restricted Stock provided for in this Agreement to Participant as an inducement to remain in the service of the Company and as an incentive for increased efforts during such service;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

     1.       Grant.  Contemporaneously with the execution of this Agreement,
              -----
the Company will issue ______ shares of the Common Stock of the Company (the "Restricted Stock") to the Participant. Stock certificates evidencing this Restricted Stock will be delivered to the Secretary of the Company at the corporate headquarters of the Company (the "Escrow Holder"), accompanied by blank stock powers executed by the Participant, to be held by the Escrow Holder for the periods set forth in paragraph 3 below, subject to the rights and limitations set forth in this Agreement. The Company shall pay the costs and charges of the Escrow Holder (if any) and any applicable stock transfer taxes. All shares of Restricted Stock shall be deemed issued to the Participant as fully paid and nonassessable shares. Except as otherwise provided in this Agreement, the Participant shall have all rights of a stockholder with respect to the Restricted Stock, including rights to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in any merger, consolidation or other reorganization or exchange of shares. The Participant hereby acknowledges and represents that the Restricted Stock is acquired for investment and not with a view to the distribution thereof, and that the Participant does not intend to subdivide the Participant's interest in the Restricted Stock with any other person.

     2.        Restriction on Transfer.  The Participant shall not have any
               -----------------------
right to sell, give, pledge, hypothecate or otherwise transfer or dispose of any Restricted Stock until the restrictions in this paragraph 2 lapse as provided in paragraph 3 of this Agreement. Prior to the lapse of such restrictions, the Restricted Stock shall continue to be held in escrow by the Escrow Holder. Notwithstanding the foregoing, unless otherwise provided pursuant to the terms of any employment agreement between the Participant and the Company, should Participant's employment be terminated prior to the lapse of restrictions on any Restricted Stock for any reason, including death, disability, retirement or voluntary or involuntary termination, such unvested portion of the Restricted Stock shall be transferred and delivered to the Company by the Escrow Holder without payment of any consideration to Participant therefor and Participant shall forfeit all rights with respect to such Restricted Stock. For purposes of the Restricted Stock award, Participant's employment shall be considered to continue so long as Participant is a bona fide employee of the Company or of any corporation affiliated with the Company as determined by the Compensation Committee of the Board of Directors.

     3.       Lapse of Restrictions.  The restrictions imposed on the Restricted
              ---------------------
Stock under paragraph 2 of this Agreement shall lapse as to ______% of the Shares of Restricted Stock covered hereby on each anniversary of this Agreement. Upon lapse of restrictions on shares of Restricted Stock, the Escrow Holder shall, upon receiving confirmation from the Company that Participant's withholding requirements under paragraph 6 have been satisfied, transmit to Participant the certificates evidencing such stock.

     4.       Acceleration of Lapse.  The Compensation Committee may, in its
              ---------------------
sole discretion, accelerate, in whole or in part, the time set forth in paragraph 3 above for lapsing of the restrictions on Restricted Stock in the event a financial hardship arises with respect to Participant, including, without limitation, an adverse change in the applicable laws, regulations or rulings relating to treatment of the Restricted Stock for tax purposes. Upon the occurrence of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or, as a result of which it is the surviving corporation and its outstanding voting securities are converted to or reclassified as cash, securities of another corporation or other property, (iii) upon a sale of assets of the Company or its subsidiaries having a fair market value equal to more than fifty percent (50%) of the total fair market value of the Company's assets to an entity which is not controlling, controlled by or under common control with the Company, or (iv) the acquisition of a record or beneficial interest in more than fifty percent (50%) of the then outstanding voting securities of the Company, either in a single transaction or a series of transactions, by an entity or "group" within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder which is not an affiliate of the Company, any restrictions imposed upon and remaining applicable to shares awarded hereunder shall automatically terminate.

     5.       Additional Securities as Restricted Stock.  Any securities
              -----------------------------------------
received as the result of ownership of Restricted Stock, including, without limitation, warrants and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization (all such securities to be considered "Restricted Stock" for all purposes under this Agreement), shall be held by the Escrow Holder in the same manner and subject to the same conditions as the Restricted Stock with respect to which they were issued. Participant shall be entitled to direct the Escrow Holder to exercise any warrant or option received and considered Restricted Stock hereunder upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Restricted Stock. In the event any Restricted Stock consists of a security by its terms or otherwise convertible into or exchangeable for another security at the election of the holder thereof, Participant may exercise any such right of conversion or exchange in the event the failure to exercise or delay in exercising such right would result in its loss or diminution in value, and any securities so acquired shall be deemed Restricted Stock. In the event of any change in certificates evidencing Restricted Stock by reason of any recapitalization, reorganization or other transaction which results in a creation of Restricted Stock, the Escrow Holder is authorized to deliver to the issuer the certificates evidencing Restricted Stock in exchange for the replacement certificates, which shall be deemed to be Restricted Stock.

     6.       Withholding.  Upon lapse of restrictions on Restricted Stock under
              -----------
paragraph 3 above or, if Participant shall make an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, on the date hereof, Participant shall make appropriate arrangements with the Company for the satisfaction of all applicable federal, state, and local income, employment and other tax withholding requirements. If Participant does not make such arrangements in a manner satisfactory to the Company, the Company shall be authorized on behalf of Participant to sell any of Participant's Restricted Stock held by the Escrow Holder in order to satisfy such withholding requirements. Upon receiving payment of Participant's withholding obligation, the Company shall inform the Escrow Holder that Participant's withholding requirements under this paragraph 6 have been satisfied.

     7.        Additional Securities, Etc. - Delivery into Escrow.  The Company
               --------------------------------------------------
shall transmit to the Escrow Holder for the account of Participant all dividends, interest and other distributions paid or made with respect to Restricted Stock. The Escrow Holder shall, upon receipt thereof, disburse forthwith to Participant, less any applicable federal or state withholding taxes, any dividends, interest or other distributions paid or made in cash or property (other than securities) on Restricted Stock and shall hold as Restricted Stock subject to the provisions of this Agreement, any securities so received.

     8.       No Guarantee of Employment.  Subject to the terms of any written
              --------------------------
employment contract to the contrary, the Company (or any of its affiliates which employs Participant) shall have the right to terminate or change the terms of the employment of Participant at any time and for any reason whatsoever, with or without cause. The award of the Restricted Stock hereunder to Participant shall not create any right or implication that any other or future award may or shall be made at another time. The awards hereunder shall be separate and distinct from every other award and shall not be construed as a part of any continuing series of awards or compensation.

     9.       Successors and Assigns.  This Agreement shall be binding upon and
              ----------------------
shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     10.       Notices.  Any notice or other paper or payment required to be
               -------
given or sent pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any part when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

     a.       if to the Company:  Channell Commercial Corporation
                                  26040 Ynez Road
                                  Temecula, California  92591-9022
                                  Attn:  President



     b.       if to Participant:  ___________________________
                                  ___________________________
                                  ___________________________




Any party, by written notice, may designate another address for notices to be sent from time to time.

     IN WITNESS WHEREOF, the parties hereto have duly exercised this Agreement as of the date written above.


                                       CHANNELL COMMERCIAL CORPORATION



                                       By  ______________________________

                                       Its  _____________________________



                                       PARTICIPANT



                                       _______________________________



                                       ________________________________
                                           [Social Security Number]

                                  EXHIBIT B
                        CHANNELL COMMERCIAL CORPORATION
                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------


     This INCENTIVE STOCK OPTION AGREEMENT is made as of this _____ day of _____, between CHANNELL COMMERCIAL CORPORATION, a Delaware corporation (the "COMPANY"), and ____________________ ("OPTIONEE"). All capitalized terms not specifically defined herein shall have the meanings set forth in the Company's 1996 Incentive Stock Plan (the "PLAN").

                                R E C I T A L S
                                ---------------

     A. The Plan provides for the granting to key employees, directors and consultants of the Company or of its subsidiary corporations (as defined in the Plan) as the Committee may from time to time select, of options to purchase shares of common stock of the Company.

     B.  Optionee is a [___________] of the Company.

     C. Pursuant to the Plan, the Committee has determined that it is to the advantage and best interests of the Company and its stockholders to grant an incentive stock option to Optionee covering shares of the Company's common stock, $.01 par value (or any class of stock into which such common stock is converted or reclassified as provided in Section 7 of the Plan) (each herein referred to as "COMMON STOCK") as an inducement to remain in the service of the Company and as an incentive for increased effort during such service, and has approved the execution of this Incentive Stock Option Agreement between the Company and Optionee.

     D. The option granted hereby is intended to qualify as an "INCENTIVE STOCK OPTION" under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

     NOW, THEREFORE, the parties hereto agree as follows:

     1.  Grant of Option.  The Company grants to Optionee the right and option
         ---------------
("OPTION") to purchase on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the Common Stock at the purchase price of $______ per share, which price is not less than the fair market value of such stock (as determined pursuant to Section 4) on the date of this Agreement; provided, however, that if Optionee possesses more than ten
                --------  -------
percent (10%) of the total combined voting power of all classes of stock of the Company and its affiliates (a "10% SHAREHOLDER"), such price is not less than one hundred and ten percent (110%) of the fair market value of such stock (as determined pursuant to Section 4) on the date of this Agreement. The Option shall be exercisable from time to time in accordance with the provisions of this Agreement or earlier in accordance with Section 5.

     2.  Vesting.  Optionee may not purchase any shares by exercise of this
         -------
Option between the date of this Agreement and the first anniversary date of this Agreement. On and for a period of ______ years after the following anniversary dates of this Agreement, this Option may be exercised up to the indicated percentage of shares covered by this Option (the shares as to which the Option vests herein sometimes called "VESTED OPTION SHARES"), subject to Section 5 below:

                                          Cumulative
                                        Percentage of
                  Percentage of           Originally
                   Originally           Covered Shares
                  Covered Shares         as to Which
Anniversary        as to Which            Option is
   Date            Option Vests          Exercisable
- -----------       --------------        --------------





Subject to earlier termination under Section 5, at any time after shares covered by this Agreement become Vested Option Shares, but no later than the fifth anniversary date of the date shares become Vested Option Shares (the "EXPIRATION DATE" with respect to such Shares), Optionee may purchase all or any part of the Vested Option Shares which Optionee theretofore failed to purchase. In each case the number of shares which may be purchased shall be calculated to the nearest full share. Unless Optionee indicates otherwise in writing when it exercises this Option, Optionee shall be deemed to exercise Vested Option Shares in the order in which they vested.

     Upon the occurrence of (i) the dissolution or liquidation of the Company,
(ii) a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or, as a result of which it is the surviving corporation and its outstanding voting securities are converted to or reclassified as cash, securities of another corporation or other property, (iii) upon a sale of assets of the Company or its subsidiaries having a fair market value equal to more than fifty percent (50%) of the total fair market value of the Company's assets to an entity which is not controlling, controlled by or under common control with the Company, or (iv) the acquisition of a record or beneficial interest in more than fifty percent (50%) of the then outstanding voting securities of the Company, either in a single transaction or a series of transactions, by an entity or "group" within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder which is not an affiliate of the Company, any restrictions imposed upon and remaining applicable to shares awarded hereunder shall automatically terminate.

     3.  Manner of Exercise.  Each exercise of this Option shall be by means of
         ------------------
a written notice of exercise delivered to the Company, specifying the number of shares to be purchased and accompanied by payment to the Company of the full purchase price of the shares to be purchased solely in cash or by check payable to the order of the Company, or by such other means as the Committee may approve in its sole and absolute discretion. This Option may not be exercised for a fraction of a share and no partial exercise of this Option may be for less than one hundred (100) shares.

     This Option may be exercised (i) during the lifetime of Optionee only by Optionee; (ii) to the extent permitted by the Committee or by the terms of this Agreement, Optionee's spouse if such spouse obtained the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder ("QUALIFIED DOMESTIC RELATIONS ORDER"); and (iii) after Optionee's death by his or her transferees by will or the laws of descent or distribution.

     4.  Fair Market Value of Common Stock.  The fair market value of a share of
         ---------------------------------
Common Stock of the Company shall be determined for purposes of the Plan by reference to the closing price on the principal stock exchange on which such shares are then listed or, if such shares are not then listed on a stock exchange, by reference to the closing price (if approved for quotation on the NASDAQ National Market System) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through NASDAQ (or its successor in function), in each case as reported by The Wall Street Journal, for the business day
                         -----------------------
immediately preceding the date on which the option is exercised (or, if for any reason no such price is available, in such other manner as the Committee may deem appropriate to reflect the then fair market value thereof).

     5.  Termination of Employment; Death or Permanent Disability.  Except as
         --------------------------------------------------------
may otherwise be provided by the terms of any employment agreement between the Company and Optionee, if Optionee ceases to be employed by the Company or one of its subsidiaries for any reason other than Optionee's death or "PERMANENT DISABILITY" (within the meaning of Section 22(e)(3) of the Code), the Option shall be exercisable with respect to each of the Vested Option Shares until the earlier of (i) the respective Expiration Date for such Shares, or (ii) the date three months after the date Optionee ceases to be an employee of the Company or any such subsidiary to the extent exercisable on the date of such cessation of employment, and shall thereafter expire and be void and of no further force or effect. A leave of absence approved in writing by the Board of Directors or the Committee shall not be deemed a termination of employment for the purposes of this Section 5, but the Option may not be exercised during any such leave of absence, except during the first three months thereof. If Optionee dies or becomes "permanently disabled" while Optionee is employed by the Company or one of its subsidiaries, the Option shall expire with respect to each of the Vested Option Shares on the earlier of (i) the Expiration Date applicable to such Shares, or (ii) a date one (1) year after the date of such death or "permanent disability," to the extent exercisable on the date of death or "permanent disability," and shall thereafter expire and be void and of no further force or effect. During such period after death, the Option may, to the extent that it remained unexercised (but exercisable by Optionee according to the Option's terms) on the date of such death, be exercised by the person or persons to whom Optionee's rights under the Option shall pass by Optionee's will or by the laws of descent and distribution or by Optionee's spouse who obtained the Option pursuant to a Qualified Domestic Relations Order.

     6.  Shares to be Issued in Compliance with Federal Securities Laws and
         ------------------------------------------------------------------
Exchange Rules.  By accepting the Option, Optionee represents and agrees, for
- --------------
Optionee and his or her legal successors (by will or the laws of descent and distribution or through a Qualified Domestic Relations Order), that none of the shares purchased upon exercise of the option will be acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations promulgated thereunder, or any applicable state "blue sky" laws. If required by the Committee at the time the Option is exercised, Optionee or any other person entitled to exercise the Option shall furnish evidence satisfactory to the Company (including a written and signed representation) to such effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act or state blue sky laws by such person.

     7.  Withholding of Taxes.  Upon any disposition by Optionee or Optionee's
         --------------------
legal successor of shares of Common Stock acquired pursuant to the exercise of this Option within two (2) years of the granting of this Option or within one
(1) year of the exercise of this Option (an "EARLY DISPOSITION"), the Company shall have the right to require Optionee or Optionee's legal successor to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares. Optionee agrees, as partial consideration for the designation of this Option as an incentive stock option under Section 422 of the Code, to notify the Company in writing promptly, and in no event later than thirty (30) days following, any Early Disposition.

     8.  No Assignment.  This Option and all other rights and privileges granted
         -------------
hereby shall not be transferred, either voluntarily or by operation of law otherwise than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Upon any attempt to so transfer or otherwise dispose of this Option or any other right or privileges granted hereby contrary to the provisions hereof, this Option and all rights and privileges contained herein shall immediately become null and void and of no further force or effect.

     9.  Adjustment for Reorganizations, Stock Splits, etc.   If the outstanding
         -------------------------------------------------
shares of Common Stock (or any other class of shares or securities which shall have become issuable upon the exercise of this Option pursuant to this sentence) are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares receivable upon the exercise of this Option, without change in the total price applicable to the unexercised portion of this Option, but with a corresponding adjustment in the price for each share or other unit of any security covered by this option.

     10.  Participation by Optionee in Other Company Plans.  Nothing herein
          ------------------------------------------------
contained shall affect the right of Optionee to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance, profit sharing or other employee welfare plan or program of the Company or of any subsidiary of the Company.

     11.  No Rights as a Stockholder Until Issuance of Stock Certificate.
          --------------------------------------------------------------
Neither Optionee nor any other person legally entitled to exercise this Option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect of any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to Optionee.

     12.  Not an Employment or Service Contract.  Nothing herein contained shall
          -------------------------------------
be construed as an agreement by the Company or any of its subsidiaries, express or implied, to employ Optionee or contract for Optionee's services, to restrict the Company's or such subsidiary's right to discharge Optionee or cease contracting for Optionee's services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between Optionee and the Company or any of its subsidiaries.

     13.  Agreement Subject to the Plan.  The Option hereby granted is subject
          -----------------------------
to, and the Company and Optionee agree to be bound by, all of the terms and conditions of the Plan, as the same shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect Optionee's rights under this Option without the prior written consent of Optionee.

     14.  Execution.  The interpretation, performance and enforcement of this
          ---------
Agreement shall be governed by the internal substantive laws of the State of California.

                                            CHANNELL COMMERCIAL CORPORATION,
                                            a Delaware corporation



                                            By:
                                               ------------------------
                                            Title:
                                                  ---------------------


                                            OPTIONEE



                                            ---------------------------

     By his or her signature below, the spouse of Optionee agrees to be bound by all of the terms and conditions of the foregoing Agreement.

                                            OPTIONEE'S SPOUSE


                                            -------------------------------
                                            Name:

                                  EXHIBIT C
                        CHANNELL COMMERCIAL CORPORATION
                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------

          This NONQUALIFIED STOCK OPTION AGREEMENT is made as of this ____ day of ____, between CHANNELL COMMERCIAL CORPORATION, a Delaware corporation (the "COMPANY"), and __________________ ("OPTIONEE"). All capitalized terms not specifically defined herein shall have the meanings set forth in the Company's 1996 Incentive Stock Plan (the "PLAN").

                                R E C I T A L S
                                ---------------

          A. The Plan provides for the granting to key employees, directors (other than members of the Committee), and consultants of the Company or of its subsidiary corporations (as defined in the Plan) as the Committee may from time to time select, of options to purchase shares of common stock of the Company.

          B.  Optionee is a [_____________] of the Company.

          C. Pursuant to the Plan, the Committee has determined that it is to the advantage and best interests of the Company and its stockholders to grant a nonqualified stock option to Optionee covering shares of the Company's common stock, $.01 par value (or any class of stock into which such common stock is converted or reclassified as provided in Section 7 of the Plan) (each herein sometimes referred to as "COMMON STOCK") as an inducement to remain in the service of the Company and as an incentive for increased effort during such service, and has approved the execution of this Nonqualified Stock Option Agreement between the Company and Optionee.

          D.  The option granted hereby is not intended to qualify as an
                                           ---
"INCENTIVE STOCK OPTION" under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

          NOW, THEREFORE, the parties hereto agree as follows:

          1.  Grant of Option.  The Company grants to Optionee the right and
              ---------------
option ("OPTION") to purchase on the terms and conditions hereinafter set forth, all or any part of an aggregate of ______ shares of the Common Stock at the purchase price of $________ per share, which price is equal to the fair market value of such stock (as determined pursuant to Section 4) on the date of this Agreement. The Option shall be exercisable from time to time in accordance with the provisions of this Agreement or earlier in accordance with Section 5.

          2.  Vesting.  Optionee may not purchase any shares by exercise of this
              -------
Option between the date of this Agreement and the first anniversary date of this Agreement. On and for a period of _____ years after the following anniversary dates of this Agreement, this Option may be exercised up to the indicated percentage of shares covered by this Option (the shares as to which the Option vests herein sometimes called "VESTED OPTION SHARES"), subject to
Section 5 below:

                                         Cumulative
                                        Percentage of
                  Percentage of          Originally
                   Originally          Covered Shares
                  Covered Shares        as to Which
Anniversary        as to Which           Option is
    Date           Option Vests         Exercisable
- -----------       --------------       --------------





Subject to earlier termination under Section 5, at any time after shares covered by this Agreement become Vested Option Shares, but no later than the fifth anniversary date of the date shares become Vested Option Shares (the "EXPIRATION DATE" with respect to such Shares), Optionee may purchase all or any part of the Vested Option Shares which Optionee theretofore failed to purchase. In each case the number of shares which may be purchased shall be calculated to the nearest full share. Unless Optionee indicates otherwise in writing when it exercises this Option, Optionee shall be deemed to exercise Vested Option Shares in the order in which they vested.

          Upon the occurrence of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or, as a result of which it is the surviving corporation and its outstanding voting securities are converted to or reclassified as cash, securities of another corporation or other property, (iii) upon a sale of assets of the Company or its subsidiaries having a fair market value equal to more than fifty percent (50%) of the total fair market value of the Company's assets to an entity which is not controlling, controlled by or under common control with the Company, or (iv) the acquisition of a record or beneficial interest in more than fifty percent (50%) of the then outstanding voting securities of the Company, either in a single transaction or a series of transactions, by an entity or "group" within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder which is not an affiliate of the Company, any restrictions imposed upon and remaining applicable to shares awarded hereunder shall automatically terminate.

          3.  Manner of Exercise.  Each exercise of this Option shall be by
              ------------------
means of a written notice of exercise delivered to the Company, specifying the number of shares to be purchased and accompanied by payment to the Company of the full purchase price of the shares to be purchased solely in cash or by check payable to the order of the Company, or by such other means as the Committee may approve in its sole and absolute discretion. This Option may not be exercised for a fraction of a share and no partial exercise of this Option may be for less than one hundred (100) shares.

          This Option may be exercised (i) during the lifetime of Optionee only by Optionee; (ii) to the extent permitted by the Committee or by the terms of this Agreement, Optionee's spouse if such spouse obtained the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder ("QUALIFIED DOMESTIC RELATIONS ORDER"); and (iii) after Optionee's death by his or her transferees by will or the laws of descent or distribution.

          4.  Fair Market Value of Common Stock.  The fair market value of a
              ---------------------------------
share of Common Stock of the Company shall be determined for purposes of the Plan by reference to the closing price on the principal stock exchange on which such shares are then listed or, if such shares are not then listed on a stock exchange, by reference to the closing price (if approved for quotation on the NASDAQ National Market System) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through NASDAQ (or its successor in function), in each case as reported by The Wall Street Journal, for the business day
                         -----------------------
immediately preceding the date on which the option is exercised (or, if for any reason no such price is available, in such other manner as the Committee may deem appropriate to reflect the then fair market value thereof).

          5.  Termination of Employment; Death or Permanent Disability.  Except
              --------------------------------------------------------
as may otherwise be provided by the terms of any employment agreement between the Company and the Optionee, if Optionee ceases to be employed by the Company or one of its subsidiaries for any reason other than optionee's death or "PERMANENT DISABILITY" (within the meaning of Section 22(e)(3) of the Code), the Option shall be exercisable with respect to each of the Vested Option Shares until the earlier of (i) the respective Expiration Date for such Shares, or (ii) the date three months after the date Optionee ceases to be an employee of the Company or any such subsidiary to the extent exercisable on the date of such cessation of employment, and shall thereafter expire and be void and of no further force or effect. A leave of absence approved in writing by the Board of Directors or the Committee shall not be deemed a termination of employment for the purposes of this Section 5, but the Option may not be exercised during any such leave of absence, except during the first three months thereof. If Optionee dies or becomes "permanently disabled" while Optionee is employed by the Company or one of its subsidiaries, the Option shall expire with respect to each of the Vested Option Shares on the earlier of (i) the Expiration Date applicable to such Shares, or (ii) a date twelve months after the date of such death or "permanent disability," to the extent exercisable on the date of death or "permanent disability," and shall thereafter expire and be void and of no further force or effect. During such period after death, the Option may, to the extent that it remained unexercised (but exercisable by Optionee according to the Option's terms) on the date of such death, be exercised by the person or persons to whom Optionee's rights under the Option shall pass by Optionee's will or by the laws of descent and distribution or by Optionee's spouse who obtained the Option pursuant to a Qualified Domestic Relations Order.

          6.  Shares to be Issued in Compliance with Federal Securities Laws and
              ------------------------------------------------------------------
Exchange Rules.  By accepting the Option, Optionee represents and agrees, for
- --------------
Optionee and his or her legal successors (by will or the laws of descent and distribution or through a Qualified Domestic Relations Order), that none of the shares purchased upon exercise of the option will be acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations promulgated thereunder, or any applicable state "BLUE SKY" laws. If required by the Committee at the time the Option is exercised, Optionee or any other person entitled to exercise the Option shall furnish evidence satisfactory to the Company (including a written and signed representation) to such effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act or state blue sky laws by such person.

          7.  Withholding of Taxes.  Upon the exercise of this Option, the
              --------------------
Company shall have the right to require Optionee or Optionee's legal successor to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares.

          8.  No Assignment.  This Option and all other rights and privileges
              -------------
granted hereby shall not be transferred, either voluntarily or by operation of law otherwise than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Upon any attempt to so transfer or otherwise dispose of this Option or any other right or privileges granted hereby contrary to the provisions hereof, this Option and all rights and privileges contained herein shall immediately become null and void and of no further force or effect.

          9.  Adjustment for Reorganizations, Stock Splits, etc.   If the
              --------------------------------------------------
outstanding shares of Common Stock (or any other class of shares or securities which shall have become issuable upon the exercise of this Option pursuant to this sentence) are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares receivable upon the exercise of this Option, without change in the total price applicable to the unexercised portion of this Option, but with a corresponding adjustment in the price for each share or other unit of any security covered by this option.

          10.  Participation by Optionee in Other Company Plans.  Nothing herein
               ------------------------------------------------
contained shall affect the right of Optionee to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance, profit sharing or other employee welfare plan or program of the Company or of any subsidiary of the Company.

          11.  No Rights as a Stockholder Until Issuance of Stock Certificate.
               --------------------------------------------------------------
Neither Optionee nor any other person legally entitled to exercise this Option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect of any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to Optionee.

          12.  Not an Employment or Service Contract.  Nothing herein contained
               -------------------------------------
shall be construed as an agreement by the Company or any of its subsidiaries, express or implied, to employ Optionee or contract for Optionee's services, to restrict the Company's or such subsidiary's right to discharge Optionee or cease contracting for Optionee's services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between Optionee and the Company or any of its subsidiaries.

          13.  Agreement Subject to the Plan.  The Option hereby granted is
               -----------------------------
subject to, and the Company and Optionee agree to be bound by, all of the terms and conditions of the Plan, as the same shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect Optionee's rights under this Option without the prior written consent of Optionee.

          14.  Execution.  The interpretation, performance and enforcement of
               ---------
this Agreement shall be governed by the internal substantive laws of the State of California.


                                       CHANNELL COMMERCIAL CORPORATION,
                                       a Delaware corporation



                                       By:
                                          ---------------------------
                                       Title:
                                             ---------------------

     By his or her signature below, the spouse of Optionee agrees to be bound by all of the terms and conditions of the foregoing Agreement.

                                       OPTIONEE'S SPOUSE


                                       ------------------------------


                                       OPTIONEE



                                       ------------------------------